EXHIBIT 31.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Frank Lanuto certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of MDC Partners Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer and Authorized Signatory
April 29, 2020